UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2009
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	1-16577 (Commission File Number)	38-3150651 (I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan (Address of principal executive offices)	48098 (Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
On June 8, 2009, Mark T. Hammond announced his decision to step down as President and Chief Executive Officer of Flagstar Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Flagstar Bank, FSB (the “Bank”), on or before January 29, 2010. Mr. Hammond will continue to serve as Vice-Chairman of the Board of Directors of both companies and, after stepping down from his role as President and CEO, he will continue to be employed as a non-officer Executive Advisor of the Company.
In connection with his decision, Mr. Hammond entered into an amendment to his employment agreement (the “Amended Agreement”) with the Company and the Bank, which provides for Mr. Hammond to continue serving as President and Chief Executive Officer of both companies until January 29, 2010 or when a successor is appointed, whichever comes first. Thereafter, Mr. Hammond will remain as Vice Chairman and, pursuant to the Amended Agreement will be employed for a two-year period as a non-officer Executive Advisor of the Company at a reduced salary of $500,000 per annum.
Under the terms of the Amended Agreement, Mr. Hammond has agreed to forego any discretionary bonuses, and has also agreed that he will not receive any severance/termination payments or any change in control payments at any time (including at the time of the change of his role to Executive Advisor, or at the end of the term of his employment). In addition, Mr. Hammond has agreed to be subject to additional confidentiality and non-competition restrictions.
A copy of the Amended Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Amended Agreement is qualified in its entirety by the full text of Exhibit 10.1. A copy of Mr. Hammond’s current employment agreement was filed as Exhibit 10.2 to the Company’s Form 10-K filed March 13, 2009 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On June 8, 2009, the Company issued a press release announcing that Mark T. Hammond would be stepping down as President and Chief Executive Officer on or before January 29, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

10.1	Amendment to Employment Agreement dated June 8, 2009

99.1	Press Release dated June 8, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: June 9, 2009	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and CFO